UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 24, 2014

Commission	Registrant, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

1-8809	SCANA Corporation	57-0784499
(a South Carolina corporation)
100 SCANA Parkway, Cayce, South Carolina 29033
(803) 217-9000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02      DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTIONOF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN
        OFFICERS.

(b)     On April 24, 2014, George J. Bullwinkel, Jr., Senior Vice President of SCANA Corporation and President and Chief Operating Officer of SCANA Energy Marketing, Inc., SCANA Energy-Georgia and SCANA Communications, Inc., announced his retirement effective October 1, 2014.  In connection with Mr. Bullwinkel’s retirement, Jimmy E. Addison, Executive Vice President and Chief Financial Officer of SCANA Corporation, will assume responsibility for SCANA Energy Marketing, Inc. and SCANA Energy-Georgia in May 2014 while continuing in his current roles.

During the transition period, Mr. Bullwinkel will move from Columbia, South Carolina to Charleston, South Carolina and therefore will be eligible for certain relocation benefits under our employee relocation programs. Those benefits include our purchasing Mr. Bullwinkel’s residence as well as reimbursing certain of his relocation expenses and providing an expense allowance and tax gross-up payments. Under our employee relocation programs, the purchase price for Mr. Bullwinkel’s residence will be a negotiated price that takes into consideration his purchase price and a third-party appraisal. In addition, we expect to indemnify our relocation agent for various matters potentially associated with our purchase and resale of the residence, and we expect to obtain indemnification from Mr. Bullwinkel against certain of those indemnification obligations. We intend to resell the residence as soon as it is prudent to do so.

Item 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At our annual meeting of shareholders held on April 24, 2014, the following matters were voted upon by the holders of our common stock.

1.	The following directors were elected for terms expiring at our 2017 annual meeting of shareholders.

Nominee	Votes For	Authority Withheld	Broker Nonvotes
John F.A.V. Cecil	89,047,184	1,612,154	27,729,769
D. Maybank Hagood	88,281,557	2,377,781	27,729,769
Alfredo Trujillo	89,003,582	1,655,756	27,729,769

2.          The appointment of Deloitte & Touche LLP as our independent registered public accounting firm was approved.

Votes For	116,746,608
Votes Against	927,390
Abstentions	715,109
Broker Nonvotes	0

3.
Amendments to Article 8 of our Articles of Incorporation to declassify the board of directors and provide for the annual election of all directors. This proposal did not receive the affirmative vote of at least 80% of all outstanding shares of our common stock, which outstanding shares totaled 141,145,971 as of the record date, as required by our Articles of Incorporation; therefore, such amendments were not adopted.

Votes For	88,050,078
Votes Against	1,792,960
Abstentions	816,300
Broker Nonvotes	27,729,769

4.	Advisory (non-binding) vote to approve the compensation of our named executive officers.

Votes For	75,839,452
Votes Against	12,119,901
Abstentions	2,699,985
Broker Nonvotes	27,729,769

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCANA Corporation
(Registrant)

April 29, 2014	By:	/s/James E. Swan, IV
James E. Swan, IV
Controller